Exhibit 99.1

Media Contact:	Investor Contact:
Jen Bernier-Santarini	Bill Slater
MIPS Technologies, Inc.	MIPS Technologies, Inc.
+1 408-530-5178	+1 408-530-5200
jenb@mips.com	ir@mips.com

MIPS Technologies’ Board of Directors Determines
CEVA’s Acquisition Proposal is Superior to
Acquisition Agreement with Imagination

SUNNYVALE, Calif., December 12, 2012 — MIPS Technologies, Inc. (Nasdaq: MIPS), a leading provider of industry-standard processor architectures and cores for home entertainment, networking, mobile and embedded applications, today announced that the MIPS Board of Directors has unanimously determined that a new proposal from CEVA, Inc. (Nasdaq: CEVA) to acquire the Company (the “CEVA Proposal”), constitutes a “Superior Proposal” to the merger agreement with Imagination Technologies Group plc., originally announced on November 5, 2012, including all amendments thereto (the “Merger Agreement”).

CEVA proposes to acquire for $90 million (U.S.) in cash all of the outstanding MIPS shares, plus the breakup fee for the Imagination Merger Agreement, following the consummation of the previously announced proposed patent sale transaction with Bridge Crossing, LLC and proposed recapitalization. The CEVA Proposal has been unanimously approved by CEVA’s Board of Directors.

MIPS has notified Imagination Technologies that the MIPS Board of Directors intends to effect an adverse recommendation change or terminate the Merger Agreement, but is prepared to continue negotiations if Imagination chooses to adjust the terms of the Merger Agreement. MIPS is obliged to negotiate with Imagination in good faith until the end of the business day on December 14, 2012 to make adjustments to the terms and conditions of the Merger Agreement, such that the CEVA Proposal no longer constitutes a “Superior Proposal.”

There is no assurance that the transactions proposed with either CEVA or Imagination Technologies will be completed.

J.P. Morgan is acting as exclusive financial advisor to MIPS and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor.

About MIPS Technologies, Inc.
MIPS Technologies, Inc. (Nasdaq:MIPS) is a leading provider of industry-standard processor architectures and cores for home entertainment, networking, mobile and embedded applications. The MIPS architecture powers some of the world’s most popular products including over 700 million units in our most recent fiscal year. Our technology is broadly used in products such as digital televisions, set-top boxes, Blu-ray players, broadband customer premises equipment (CPE), WiFi access points and routers, networking infrastructure and portable/mobile communications and entertainment products. Founded in 1998, MIPS is headquartered in Sunnyvale, California, with offices worldwide. For more information, contact (408) 530-5000 or visit www.mips.com.

Additional Information and Where You Can Find It

This communication may be deemed to be solicitation material in respect of either the proposed transaction between MIPS and Imagination Technologies or a proposed transaction between MIPS and CEVA.  In connection with either proposed transaction, MIPS intends to file a definitive proxy statement and other relevant materials with the SEC. The proxy statement and other relevant materials, and any other documents to be filed by MIPS with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or from MIPS’ website at www.mips.com or by contacting MIPS Investor Relations at: ir@mips.com. Investors and security holders of MIPS are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to either the proposed transaction between MIPS and Imagination Technologies or a proposed transaction between MIPS and CEVA because they will contain important information about the transaction and the parties to the transaction.

MIPS and its executive officers, directors and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from MIPS’ stockholders in favor of either the proposed transaction between MIPS and Imagination Technologies or a proposed transaction between MIPS and CEVA. A list of the names of MIPS’ executive officers and directors and a description of their respective interests in MIPS are set forth in the proxy statement for MIPS’ 2011 Annual Meeting of Stockholders, MIPS’ 2012 Annual Report on Form 10-K and Amendment No. 1 thereto, in any documents subsequently filed by its directors and executive officers under the Securities Exchange Act of 1934, as amended, and the proxy statement and other relevant materials filed with the SEC in connection with the transactions when they become available. Certain executive officers and directors of MIPS have interests in either the proposed transaction between MIPS and Imagination Technologies or a proposed transaction between MIPS and CEVA that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits in connection with either the proposed transaction between MIPS and Imagination Technologies or a proposed transaction between MIPS and CEVA will be described in the proxy statement relating to such transaction when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains statements that may be deemed to be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on MIPS and its Board of Directors’ current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in these statements. These statements include the statements regarding the MIPS board of directors’ intent to effect an Adverse Recommendation Change (as defined in the Merger Agreement) or to terminate the Merger Agreement and the other statements regarding the proposed transactions with Imagination Technologies and CEVA. Any statements that are not statements of historical fact (including statements containing the words “believes,” “should,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. The following factors, among others, could cause actual results to differ materially from those described in any forward-looking statements: actions of Imagination Technologies in response to the MIPS board of directors’ determination that the CEVA Proposal constitutes a “Superior Proposal” as defined in the Merger Agreement;

actions and decisions of the respective boards of directors of MIPS, CEVA and Imagination Technologies following their respective evaluations of each other’s further actions; the results of further discussions with Imagination Technologies and CEVA; the impact of actions of other parties with respect to any discussions and the potential consummation of the proposed transaction with either Imagination Technologies or CEVA; the commencement or results of litigation relating to the discussions or to the proposed transaction with Imagination Technologies or CEVA; changes in the proposals from Imagination Technologies or CEVA; failure of the MIPS stockholders to approve a proposed transaction with Imagination Technologies or CEVA; the challenges and costs of closing either the transaction with Imagination Technologies or the transaction with CEVA; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of MIPS , CEVA or Imagination Technologies generally, including those set forth in the filings of MIPS and CEVA with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K, including any amendments thereto, and quarterly reports on Form 10-Q, their respective current reports on Form 8-K and other SEC filings. MIPS, Imagination Technologies and CEVA are under no obligation to (and expressly disclaim any such obligation to) update or alter any forward-looking statements as a result of developments occurring after the date of this press release.

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MIPS and MIPS-Based are trademarks or registered trademark of MIPS Technologies, Inc. in the United States and other countries. All other trademarks referred to herein are the property of their respective owners.